UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Effective June 15, 2009, Sam Yau, who is 60 years old and currently serves as a director of Multi-Fineline Electronix, Inc. (the “Company”), established a trading plan adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934 and the Company’s insider trading policy.

Mr. Yau’s plan allows for transactions to take place between June 29, 2009 and December 29, 2009. During this period, he will exercise options, which are fully vested, covering 20,000 shares, and sell the resulting shares provided certain price targets are achieved. In addition to the options subject to his trading plan, Mr. Yau holds options covering 25,000 shares, restricted stock units covering 5,128 shares and owns 7,135 shares of the Company’s common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Fineline Electronix, Inc.,

a Delaware corporation

Date:	June 17, 2009

By:	/s/ Thomas Liguori
Thomas Liguori Executive Vice President and Chief Financial Officer

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